Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Contact
Adaptec, Inc.
Investor Relations
Investor_Relations@adaptec.com
(408) 957 - 6760

Adaptec Reports First Quarter Results for Fiscal 2010

MILPITAS, Calif. - July 30, 2009 - Adaptec, Inc. (NASDAQ: ADPT), today reported its results for the first quarter of fiscal 2010, which ended on July 3, 2009.

Financial Highlights for First Quarter of Fiscal 2010
  Total net revenues of $21.7 million
  GAAP gross margins of 46%; non-GAAP gross margins of 51%
  GAAP net income per share of $0.00; non-GAAP net income per share of $0.00
  Positive operating cash flows from continuing operations of $4.2 million
  Ended the quarter with $382.7 million in combined cash, cash equivalents and marketable securities

Business Highlights for First Quarter of Fiscal 2010

  Launched the Company's Series 5Z Unified Serial Controller Family, the industry's first flash-based Zero-Maintenance Cache Protection module. Adaptec's Series 5Z Unified Serial Controller Family provides a solid state solution that is maintenance-free by eliminating the need to monitor battery charge levels or shut down servers for battery replacement.
  Received 2009 Product Innovation Award for Adaptec's Series 5 Unified Serial controller family from Network Products Guide.
  Partnered with VMware to support VMware vSphere, utilizing Adaptec's Series 5 Unified Serial Controller Family.

Financial Results

Net revenues for the Company's first quarter of fiscal 2010 were $21.7 million, compared with $31.5 million for the first quarter of fiscal 2009. Gross margins, computed on a generally accepted accounting principles (GAAP) basis, were 46% for the first quarter of fiscal 2010, compared with 47% for the first quarter of fiscal 2009. Non-GAAP gross margins for the first quarter of fiscal 2010 were 51%, compared with 47% for the first quarter of fiscal 2009.

The Company's GAAP income from continuing operations, net of taxes, for the first quarter of fiscal 2010 was $0.2 million, or $0.00 per share, compared with a GAAP loss from continuing operations, net of taxes, of an amount less than $(0.1) million, or $(0.00) per share, for the first quarter of fiscal 2009. GAAP net income for the first quarter of fiscal 2010 was $0.6 million, or $0.00 per share, compared with $5.0 million, or $0.04 per share, for the first quarter of fiscal 2009.

Non-GAAP income from continuing operations, net of taxes, for the first quarter of fiscal 2010 was $0.5 million, or $0.00 per share, compared with $4.8 million, or $0.04 per share, for the first quarter of fiscal 2009. Non-GAAP net income for the first quarter of fiscal 2010 was $0.5 million, or $0.00 per share, compared with $4.3 million, or $0.04 per share, for the first quarter of fiscal 2009.

"While channel demand has stabilized, the economic climate remains challenging and we continue to face a decline in our legacy revenues. However, I am pleased that our team has continued to control costs, preserve cash and execute on new product launches. Our new Series 5Z products, with maintenance-free cache protection, demonstrate our commitment to innovation and our ability to execute our strategy to deliver intelligence in the I/O path for the next generation of green data centers," said S. "Sundi" Sundaresh, President and Chief Executive Officer of Adaptec.

Business Outlook

For the second quarter of fiscal 2010, net revenues are projected to be between $17 million and $19 million. GAAP net loss per share is projected to be in the range of $(0.05) and $(0.03). Non-GAAP net loss per share is projected to be in a range of $(0.03) and $(0.01). Actual results may vary depending on a number of factors including challenging economic conditions and timing of the Company's revenue transactions.

Non-GAAP Financial Information

The non-GAAP results for all periods presented differ from results measured under GAAP as they exclude stock-based compensation expense, expense associated with the management liquidation pool established in connection with the Aristos Logic Corporation transaction, amortization of acquisition-related intangible assets, restructuring costs, impairment of goodwill, gain on sale of marketable equity securities, tax differences due to GAAP versus non-GAAP measurements and certain items related to discontinued operations. A complete reconciliation between GAAP and non-GAAP information referred to in this release is provided in the attached tables at the end of this press release in the section "Use of Non-GAAP Financial Measures."

Conference Call

The Adaptec first quarter of fiscal 2010 earnings conference call is scheduled for 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) on July 30, 2009. Individuals may participate via webcast by visiting www.adaptec.com/investor at least 15 minutes prior to the teleconference. A telephone replay of the teleconference will be available through August 6, 2009 by calling (888) 286-8010 in the U.S. or (617) 801-6888 internationally and referencing "passcode" number 94200978.

About Adaptec

Adaptec, Inc. (NASDAQ: ADPT) provides innovative data center I/O solutions that protect, accelerate, optimize, and condition data in today's most demanding data center environments. Adaptec products are used in IT environments ranging from on-demand cloud computing to traditional enterprise data centers. The company's products enable data center managers, channel partners and OEMs to deploy best-in-class storage solutions to meet their customers' evolving IT requirements. Around the world, leading corporations, government organizations, and medium and small businesses trust Adaptec technology. More information is available at www.adaptec.com, on its blog, storageadvisors.adaptec.com, and at adaptec.com/facebook and twitter.com/Adaptec_Inc.

Safe Harbor Statement

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements are statements regarding future events or the future performance of Adaptec, and include statements regarding projected operating results. These forward-looking statements are based on current expectations, forecasts and assumptions and involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. These risks include: general economic conditions; that if we do not meet our operational objectives, we may have to continue to implement additional plans in order to reduce our operating costs; achieving necessary support from the contract manufacturers to which we have outsourced manufacturing, assembly and packaging of our products; retaining key management; Adaptec's ability to launch new products; difficulty in forecasting the volume and timing of customer orders; reduced demand in the server, network storage and desktop computer markets; our target markets' failure to accept, or delay in accepting, network storage and other advanced storage solutions, including our SAS, SATA and iSCSI lines of products; decline in consumer acceptance of our current products; the timing and volume of orders by OEM customers for storage products; our ability to control and manage costs associated with the delivery of new products; and the adverse effects of the intense competition we face in our business. For a more complete discussion of risks related to our business, reference is made to the section titled "Risk Factors" included in our Annual Report on Form 10-K for the year ended March 31, 2009 on file with the Securities and Exchange Commission. Adaptec assumes no obligation to update any forward-looking information that is included in this release.

Adaptec is a registered trademark in the United States and other countries. Other product and Company names are trademarks or registered trademarks of their respective owners.

###

Adaptec, Inc.
GAAP Condensed Consolidated Statements of Operations
(unaudited)

                                                                                   Three-Month Period Ended
                                                                 ----------------------------------------------------------
                                                                    July 3, 2009       March 31, 2009      June 27, 2008
                                                                 ------------------  ------------------  ------------------
                                                                          (in thousands, except per share amounts)

Net revenues                                                    $           21,738  $           23,411  $           31,503
Cost of revenues                                                            11,635              13,204              16,821
                                                                 ------------------  ------------------  ------------------
Gross profit                                                                10,103              10,207              14,682
                                                                 ------------------  ------------------  ------------------
Operating expenses:
   Research and development                                                  7,554               8,382               5,903
   Selling, marketing and administrative                                     6,635               7,357               9,497
   Amortization of acquisition-related intangible assets                       325                 325                  --
   Restructuring charges                                                       149               1,923               1,837
   Goodwill impairment                                                          --              16,947                  --
                                                                 ------------------  ------------------  ------------------
      Total operating expenses                                              14,663              34,934              17,237
                                                                 ------------------  ------------------  ------------------
Loss from continuing operations                                             (4,560)            (24,727)             (2,555)
Interest and other income, net                                               2,647               5,930               5,262
Interest credit (expense)                                                       (4)                230                (841)
                                                                 ------------------  ------------------  ------------------
Income (loss) from continuing operations before income taxes                (1,917)            (18,567)              1,866
Benefit from (provision for) income taxes                                    2,071               1,236              (1,913)
                                                                 ------------------  ------------------  ------------------
Income (loss) from continuing operations, net of taxes                         154             (17,331)                (47)
                                                                 ------------------  ------------------  ------------------
Discontinued operations:
   Loss from discontinued operations, net of taxes                              --                  --                (734)
   Gain on disposal of discontinued operations,
      net of taxes                                                             440                 122               5,794
                                                                 ------------------  ------------------  ------------------
Income from discontinued operations, net of taxes                              440                 122               5,060
                                                                 ------------------  ------------------  ------------------
Net income (loss)                                               $              594  $          (17,209) $            5,013
                                                                 ==================  ==================  ==================

Income (loss) per common share:
    Basic
        Continuing operations                                   $             0.00  $            (0.14) $            (0.00)
        Discontinued operations                                 $             0.00  $             0.00  $             0.04
        Net income (loss)                                       $             0.00  $            (0.14) $             0.04
    Diluted
        Continuing operations                                   $             0.00  $            (0.14) $            (0.00)
        Discontinued operations                                 $             0.00  $             0.00  $             0.04
        Net income (loss)                                       $             0.00  $            (0.14) $             0.04

Shares used in computing income (loss) per share:
    Basic                                                                  119,284             119,961             119,192
    Diluted                                                                119,869             119,961             119,192

Use of Non-GAAP Financial Measures

To supplement its condensed consolidated financial statements in accordance with generally accepted accounting principles (GAAP), the Company's earnings release contains non-GAAP financial measures that exclude certain expenses, gains and losses. The Company believes that the use of non-GAAP financial measures provides useful information to investors to gain an overall understanding of its current financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that the Company believes are not indicative of its core operating results. In addition, non-GAAP financial measures are used by management for budgeting and forecasting as well as subsequently measuring the Company's performance, and the Company believes that it is providing investors with financial measures that most closely align to its internal measurement processes. The Company also believes, based on feedback provided to the Company during its earnings calls' Q&A sessions and discussions with the investment community, that the non-GAAP financial measures it provides enhance the ability of the investment community to review the Company's results and projections.

The non-GAAP financial information is presented using consistent methodology from quarter-to-quarter and year-to-year. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP financial measures presented by the Company may be different than the non-GAAP financial measures presented by other companies. In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP financial measures.

The Company excludes the following expenses, gains and losses from its non-GAAP financial measures, when applicable:

Stock-based compensation expense: Stock-based compensation expense consists of expenses recorded under SFAS 123(R), "Share-Based Payment," in connection with stock awards such as stock options, restricted stock awards and restricted stock units granted under the Company's equity incentive plans. The Company excludes stock- based compensation expense from non-GAAP financial measures because it is a non-cash measurement that does not reflect the Company's ongoing business; the Company believes that the provision of non-GAAP information that excludes stock-based compensation improves the ability of investors to compare its period-over-period operating results, as there is significant variability and unpredictability across companies with respect to this expense.

Management liquidation pool: The management liquidation pool of $5.6 million was included as part of the total consideration to acquire Aristos Logic Corporation. Under the merger agreement, the Company paid $3.2 million upon closing the merger transaction. The remaining $2.4 million is payable within twelve months from the acquisition date, to certain employees of the acquired company, contingent upon their continued employment with the Company. The Company excludes expenses associated with the management liquidation pool as these payments were instituted as a component of the acquisition process and do not reflect the Company's ongoing business.

Amortization of acquisition-related intangible assets: Amortization of acquisition-related intangible assets primarily relate to core and existing technologies, customer relationships and backlog that were acquired from Aristos Logic Corporation. The Company excludes the amortization of acquisition-related intangible assets because it does not reflect the Company's ongoing business. In addition, in accordance with GAAP, the Company generally recognizes expenses for internally-developed intangible assets as they are incurred, notwithstanding the potential future benefit such assets may provide. Unlike internally-developed intangible assets, however, and also in accordance with GAAP, the Company generally capitalizes the cost of acquired intangible assets and recognizes that cost as an expense over the useful lives of the assets acquired (other than goodwill, which is not amortized, as required under GAAP). As a result of their GAAP treatment, there is an inherent lack of comparability between the financial performance of internally-developed intangible assets and acquired intangible assets. Accordingly, the Company believes it is useful to provide, as a supplement to its GAAP operating results, a non-GAAP financial measure that excludes the amortization of acquired intangible assets in order to enhance the period-over-period comparison of its operating results, as there is significant variability and unpredictability across companies with respect to this expense. The amortization of acquisition-related intangible assets for core and existing technologies is being reflected as cost of revenues, while the amortization of acquisition-related intangible assets for customer relationships is being reflected as part of operating expenses.

Restructuring charges and impairment of goodwill: Restructuring charges primarily relate to activities engaged in by the Company's management to implement extensive company-wide expense-control programs. Restructuring charges and impairment of goodwill are excluded from non-GAAP financial measures because they are not considered to be part of core operating activities and the occurrence of such costs is infrequent. Although the Company has engaged in various restructuring activities over the past several years, each has been a discrete, individual event based on a unique set of business objectives. The Company does not engage in restructuring activities in the ordinary course of business. As such, the Company believes it is appropriate to exclude restructuring charges from its non-GAAP financial measures, as it enhances the ability of investors to compare the Company's period-over-period operating results. In addition, the Company excludes the impairment of goodwill from non-GAAP financial measures because such a charge is a non-cash measurement that does not reflect the Company's ongoing business.

Gain on sale of marketable equity securities: The gain on marketable equity securities relates to the sale of shares of a publically traded company. The gain on sale of marketable equity securities are excluded from non-GAAP financial measures because the occurrence of such costs is infrequent, which would affect the ability of investors to compare the Company's period-over-period operating results, and because the Company does not believe that these activities are reflective of gains customarily incurred in the management of its cash resources.

Income taxes: Income taxes relates to incremental income taxes associated with certain non- GAAP items and tax provisions and refunds from certain discrete tax events.

Discontinued operations: Discontinued operations relates to the sale of the Snap Server NAS business. Certain items from discontinued operations are excluded from non-GAAP financial measures, which include the gain on disposal of discontinued operations, net of taxes, and certain expenses discussed above related to stock-based compensation and income taxes. The gain on disposal of discontinued operations is excluded from non-GAAP financial measures because the occurrence of such costs is infrequent, which would affect the ability of investors to compare the Company's period-over-period operating results, and because the Company does not believe that this activity is reflective of gains and losses customarily incurred in the management of its cash resources.

Adaptec, Inc.
Reconciliation of GAAP to Non-GAAP Results
(unaudited)

                                                                                   Three-Month Period Ended
                                                                 ----------------------------------------------------------
                                                                    July 3, 2009       March 31, 2009      June 27, 2008
                                                                 ------------------  ------------------  ------------------
                                                                                       (in thousands)

GAAP gross profit                                               $           10,103  $           10,207  $           14,682
   Stock-based compensation expense                                             77                  78                 103
   Amortization of acquisition-related intangible assets                       940                 940                  --
                                                                 ------------------  ------------------  ------------------
Non-GAAP gross profit                                           $           11,120  $           11,225  $           14,785
                                                                 ==================  ==================  ==================
GAAP income (loss) from continuing operations,
   net of taxes                                                 $              154  $          (17,331) $              (47)
   Stock-based compensation expense (1)                                      1,086               1,050               1,386
   Management liquidation pool                                                  77                 710                  --
   Amortization of acquisition-related intangible assets (2)                 1,265               1,265                  --
   Restructuring charges                                                       149               1,923               1,837
   Goodwill impairment                                                          --              16,947                  --
   Gain on sale of marketable equity securities                                 --              (2,255)                 --
   Income taxes                                                             (2,279)               (930)              1,617
                                                                 ------------------  ------------------  ------------------
Non-GAAP income from continuing operations,
   net of taxes                                                 $              452  $            1,379  $            4,793
                                                                 ==================  ==================  ==================

Adjustment for interest expense on
   3/4% convertible notes, net of taxes                                         --                  --                 762
                                                                 ------------------  ------------------  ------------------
Adjusted Non-GAAP income from continuing operations,
   net of taxes - used only to calculate diluted
   earnings per share                                           $              452  $            1,379  $            5,555
                                                                 ==================  ==================  ==================

GAAP net income (loss)                                          $              594  $          (17,209) $            5,013
   Stock-based compensation expense (1)                                      1,086               1,050               1,386
   Management liquidation pool                                                  77                 710                  --
   Amortization of acquisition-related intangible assets (2)                 1,265               1,265                  --
   Restructuring charges                                                       149               1,923               1,837
   Goodwill impairment                                                          --              16,947                  --
   Gain on sale of marketable equity securities                                 --              (2,255)                 --
   Income taxes                                                             (2,279)               (930)              1,617
   Income from discontinued operations, net of taxes                          (440)               (122)             (5,563)
                                                                 ------------------  ------------------  ------------------
Non-GAAP net income                                             $              452  $            1,379  $            4,290
                                                                 ==================  ==================  ==================

Adjustment for interest expense on
   3/4% convertible notes, net of taxes                                         --                  --                 762
                                                                 ------------------  ------------------  ------------------
Adjusted Non-GAAP net income - used only to
   calculate diluted earnings per share                         $              452  $            1,379  $            5,052
                                                                 ==================  ==================  ==================

Shares used in computing income (loss) per share:
    Basic - GAAP and Non-GAAP                                              119,284             119,961             119,192

    Diluted - GAAP                                                         119,869             119,961             119,192
        Employee options and awards                                             --                 301               1,067
        3/4% convertible notes                                                  --                  51              19,224
                                                                 ------------------  ------------------  ------------------
    Diluted - Non-GAAP                                                     119,869             120,313             139,483
                                                                 ==================  ==================  ==================

____________

(1) Stock-based compensation expense by caption was as follows:

                                                                                   Three-Month Period Ended
                                                                 ----------------------------------------------------------
                                                                    July 3, 2009       March 31, 2009      June 27, 2008
                                                                 ------------------  ------------------  ------------------
                                                                                       (in thousands)

   Cost of revenues                                             $               77  $               78  $              103
   Research and development                                                    333                 298                 435
   Selling, marketing and administrative                                       676                 674                 848
                                                                 ------------------  ------------------  ------------------
     Total stock-based compensation expense                     $            1,086  $            1,050  $            1,386
                                                                 ==================  ==================  ==================

(2) Amortization of acquisition-related intangible assets by caption was as follows:

                                                                                   Three-Month Period Ended
                                                                 ----------------------------------------------------------
                                                                    July 3, 2009       March 31, 2009      June 27, 2008
                                                                 ------------------  ------------------  ------------------
                                                                                       (in thousands)

   Cost of revenues                                             $              940  $              940  $               --
   Amortization of acquisition-related intangible assets                       325                 325                  --
                                                                 ------------------  ------------------  ------------------
     Total amortization of acquisition-related
       intangible assets                                        $            1,265  $            1,265  $               --
                                                                 ==================  ==================  ==================

Adaptec, Inc.
Condensed Consolidated Balance Sheet
 (unaudited)

                                                                                           As of
                                                                 ----------------------------------------------------------
                                                                    July 3, 2009       March 31, 2009      June 27, 2008
                                                                 ------------------  ------------------  ------------------
                                                                                       (in thousands)
Cash, cash equivalents and marketable securities                $          382,712  $          376,592  $          631,604
Accounts receivable, net                                                    10,820              11,735              19,635
Inventories                                                                  3,557               4,095               6,147
Other intangible assets, net                                                18,483              19,748                  --
Other assets                                                                34,684              37,937              42,437
                                                                 ------------------  ------------------  ------------------
     Total assets                                               $          450,256  $          450,107  $          699,823
                                                                 ==================  ==================  ==================

Current liabilites, excluding current portion
     of convertible notes                                       $           21,159  $           23,779  $           30,082
Current portion of convertible notes                                           414                 474             225,402
Other long-term obligations                                                 13,846              14,974              17,894
Stockholders' equity                                                       414,837             410,880             426,445
                                                                 ------------------  ------------------  ------------------
     Total liabilities and stockholders' equity                 $          450,256  $          450,107  $          699,823
                                                                 ==================  ==================  ==================

Adaptec, Inc.
Guidance, including GAAP to Non-GAAP Net Loss Per Share Reconciliation
 (unaudited)

                                                                                    Three-Month Period Ended
                                                                                        October 2, 2009
                                                                                 ------------------------------
Net revenues                                                                     $17.0 million - $19.0 million
                                                                                 ==============================
GAAP diluted net loss per share                                                        $(0.05) - $(0.03)
Stock-based compensation expense                                                             $0.01
Management liquidation pool                                                                  $0.00
Amortization of acquisition-related intangible assets                                        $0.01
                                                                                 ------------------------------
Non-GAAP diluted net loss per share                                                    $(0.03) - $(0.01)
                                                                                 ==============================